UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): October 28, 2013

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville North Carolina 28078

(Address of principal executive offices)

(704) 892-4442
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated in this Item by reference.

Item 8.01.                      Other Events.

On October 28, 2013, Lime Energy Co. (the “Company”) received a letter from The NASDAQ Hearings Panel (the “Panel”) informing the Company that it had regained compliance with NASDAQ Listing Rule 5550(a)(2), the minimum bid price rule, as required by the Panel’s decision dated March 6, 2013, as modified on July 2, 2013, August 21, 2013 and September 6, 2013 (the “Panel’s Decision”); that the Company is in compliance with all other applicable requirements as set forth in the Panel’s Decision and required for listing on The NASDAQ Capital Market; and that, accordingly, the Panel has determined to continue the listing of the Company’s securities on The NASDAQ Stock Market.

Item 9.01                                                                           Financial Statements and Exhibits.

(d)                                                         Exhibits

99.1                                        Press Release dated October 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIME ENERGY CO.:

Dated: October 29, 2013	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz, Executive Vice President
Chief Financial Officer & Treasurer